EXHIBIT 10.23

AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Amendment to Loan and Security Agreement is entered into as of August 15, 2001 (the “Amendment”), by and between BANK SINOPAC, LOS ANGELES BRANCH and FAR EAST NATIONAL BANK (individually, a “Lender” and collectively, the “Lenders”) and OSE USA, INC. (fka “INTEGRATED PACKAGING ASSEMBLY CORPORATION”), a Delaware corporation, and OSE, INC., a California corporation (individually a “Borrower” and collectively, the “Borrowers”).

RECITALS

Borrowers and Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated as of December l, 2000, as previously amended on February 15,2001 and as further amended (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW. THEREFORE. the parties agree as follows:

1. The following definitions are hereby added or shall replace existing definitions in Section 1.1 the Agreement as follows:

“Revolving Committed Line” means the facility under which Borrowers may request Advances under Section 2.1.1 in an amount up to Fifteen Million Dollars ($15,000,000).

“Revolving Maturity Date” means February 15,2002.

2. The following new paragraphs are hereby added to the end of Section 6.3 of the Agreement

“Within fifteen (15) days after the last day of each month and together with any Advance request pursuant to Section 2.1.1, Borrowers shall each deliver to Servicing Agent a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit F hereto.

Lenders shall have a right from time to time initially and thereafter to audit each of Borrower’s Accounts and appraise Collateral at such Borrower’s expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing.”

3. As a condition to the effectiveness of this Amendment, Servicing Agent shall have received, in form and substance satisfactory to Servicing Agent, the following:

(a) this Amendment, duly executed by Borrowers;

(b) a certificate of the Secretary of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) corporate guarantee and resolutions duly executed by ORIENT SEMICONDUCTOR ELECTRONICS, LIMITED;

(d) a nonrefundable loan fee of $75,000 (to be distributed by Servicing Agent to Lenders prorata), outstanding legal fees, plus any Bank Expenses, including attorneys’ fees and expenses, relating to this Amendment; and

(e) such other documents. and completion of such other matters. as Lenders may reasonably deem necessary or appropriate.

4. Exhibits A-l and A-2, and Exhibit D of the Agreement are hereby replaced in their entirety by the Exhibit A-l and A-2, and Exhibit D attached hereto and incorporated therein by this reference.

5. Exhibit F attached hereto is hereby added to the Agreement and incorporated therein by this reference.

6. Borrowers represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement as amended on February 15,2001. The Agreement. as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of. or as an amendment of, any right. power, or remedy of Lenders under the Agreement. as in effect prior to the date hereof. Borrowers ratify and reaffirm the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages. deeds of trust, environmental agreements. and all other instruments, documents and agreements entered into in connection with the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OSE USA, INC. (fka “INTEGRATED PACKAGING ASSEMBLY CORPORATION”)

By:

Title:

OSE, INC

By:

Title:

BANK SINOPAC, LOS ANGELES BRANCH

By:

Title:

Maximum Commitment: $10,500,000

Pro Rata Share: $70%

FAR EAST NATIONAL BANK

By:

Title:

Maximum Commitment: $4,500,000

Pro Rata Share: $30%

EXHIBIT A-l

OSE USA, INC., (fka “INTEGRATED PACKAGING ASSEMBLY CORPORATION”)

AND OSE, INC.

REVOLVING PROMISSORY NOTE

$10,500,000	San Jose, California
August 15, 2001

FOR VALUE RECEIVED, OSE USA, INC., (fka “ INTEGRATED PACKAGING ASSEMBLY CORPORATION”) a Delaware corporation, and OSE, INC., a California corporation {individually a “Borrower” and collectively, the “Borrowers”), jointly and severally, promise to pay to the order of Bank SinoPac, Los Angeles Branch the “Lender”) the principal amount of Ten Million Five Hundred Thousand Dollars {$10,500,000) or, if less, the aggregate amount of Advances as defined in the Loan Agreement referred to below) made by Lender to a Borrower pursuant to the Loan Agreement referred to below outstanding on the Revolving Maturity Date {as defined in the Loan Agreement referred to below). All unpaid amounts of principal and interest shall be due and payable in full on the Revolving Maturity Date.

Borrowers also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Loan Agreement. Notwithstanding any other limitations contained in this Note, Lender does not intend to charge and Borrowers shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to the a Borrower or credited against principal.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Servicing Agent described in the Loan Agreement. Until notified of the transfer of this Note, each Borrower shall be entitled to deem Lender or such person who has been so identified by the transferor in writing to the a Borrower as the holder of this Note, as the owner and holder of this Note.

This Note is referred to in, and is entitled to the benefits of, the Amended and Restated Loan and Security Agreement dated as of December 1, 2000, and amended by that certain Amendment to Loan and Security Agreement dated February 15, 2001, as further amended by the Amendment to Loan and Security Agreement dated August 15, 2001, and as amended from time to time (the “Loan Agreement”) among the Borrowers, the financial institutions named therein and the Agents. The Loan Agreement, among other things, (i) provides for the making of advances (the “Advances”) by Lender to a Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amounts stated therein, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement

No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Borrowers promise to pay all costs and expenses, including reasonable attorneys’ fees, incurred in the collection and enforcement of this Note. Borrowers hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder .

This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to its choice of law doctrine.

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the date and the place first above written.

OSE USA, INC (fka “INTEGRATED PACKAGING ASSEMBLY CORPORATION”)	OSE, INC

BY:	BY:
TITLE:	TITLE:

EXHIBIT A-2

OSE USA, INC. (fka “INTEGRATED PACKAGING ASSEMBLY CORPORATION”)

AND OSE, INC.

REVOLVING PROMISSORY NOTE

$4,500,000	San Jose, California
August 15, 2001

FOR VALUE RECEIVED, OSE USA, INC (fka “ INTEGRATED PACKAGING ASSEMBLY CORPORATION”), a Delaware corporation, and OSE, INC., a California corporation (individually a “Borrower” and collectively, the “Borrowers”), jointly and severally, promise to pay to the order of Far East National Bank (the “Lender”) the principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000) or, if less, the aggregate amount of Advances (as defined in the Loan Agreement referred to below) made by Lender to a Borrower pursuant to the Loan Agreement referred to below outstanding on the Revolving Maturity Date (as defined in the Loan Agreement referred to below). All unpaid amounts of principal and interest shall be due and payable in full on the Revolving Maturity Date.

Borrowers also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Loan Agreement. Notwithstanding any other limitations contained in this Note, Lender does not intend to charge and Borrowers shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to the Borrower or credited against principal.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Servicing Agent described in the Loan Agreement. Until notified of the transfer of this Note, each Borrower shall be entitled to deem Lender or such person who has been so identified by the transferor in writing to the a Borrower as the holder of this Note, as the owner and holder of this Note.

This Note is referred to in, and is entitled to the benefits of, the Amended and Restated Loan and Security Agreement dated as of December 1, 2000, and amended by that certain Amendment to Loan and Security Agreement dated February 15, 2001, as further amended by the Amendment to Loan and Security Agreement dated August 15, 2001 and as amended from time to time (the “Loan Agreement”) among the Borrowers, the financial institutions named therein and the Agents. The Loan Agreement, among other things, (i) provides for the making of advances (the “Advances”) by Lender to a Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amounts stated therein, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement

No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Borrowers promise to pay all costs and expenses, including reasonable attorneys’ fees, incurred in the collection and enforcement of this Note. Borrowers hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to its choice of law doctrine.

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed and delivered by its duly authorized officer. as of the date and the place first above written.

OSE USA, INC (fka “INTEGRATED PACKAGING ASSEMBLY CORPORATION”)	OSE, INC

BY:	BY:
TITLE:	TITLE:

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:          FAR EAST NATIONAL BANK, as Servicing Agent

FROM:    OSE USA, INC. (fka “INTEGRATED PACKAGING ASSEMBLY CORPORATION”) and OSE, INC.

The undersigned authorized officer of OSE USA, INC. (fka “ Integrated Packaging Assembly Corporation”) hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement among each Borrower, Agents and Lenders (the “Agreement”), (i) each Borrower is in complete compliance for the period ending                  with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
FYE Financial Statements, 1OK	Annually within 15 days of filing	Yes	No
Quarterly Financial Statements, 1OQ	Quarterly within 15 days of filing	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 15 days	Yes	No
Guarantor FYE Financial Statements	Annually within 120 days of FYE	Yes	No
Guarantor Quarterly Financial Statements AR Audit	Quarterly within 90 days of quarter end Initial and Annual	Yes	No
Intellectual Property acquired/developed	Reporting (Section 6.8)	Yes	No

Comments Regarding Exceptions: See Attached	BANK USE ONLY
Sincerely,	Received By:
Authorized Signer

SIGNATURE	Date:
Verified:
TITLE	Authorized Signer

Date:
DATE	Compliance Status Yes No

EXHIBIT F

BORROWING BASE CERTIFICATE

Borrower:	Lenders: BANK SINOPAC, LOS ANGELES

 BRANCH and FAR EAST NATIONAL BANK

Commitment Amount: $15,000,000

ACCOUNTS RECEIVABLE

1.	Accounts Receivable Book Value as of			$
2.	Additions (please explain on reverse)			$
3.	TOTAL ACCOUNTS RECEIVABLE			$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Demo Accounts	$
6.	Intercompany/Employee Accounts	$
7.	Other (please explain on reverse)	$
8.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
9.	Eligible Accounts (#3 minus #8)		$
10.	LOAN V ALUE OF ACCOUNTS (80% of #9)		$

BALANCES
11.	Maximum Loan Amount			$15,000,000
12.	Total Funds Available [Lesser of #11 or #10]		$
13.	Present balance owing on Line of Credit)		$
14.	Outstanding under Sublimits (Letters of Credit)		$
15.	RESERVE POSITION (#12 minus #13 and #14)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Amended and Restated Loan and Security Agreement between the undersigned and Lenders.

[BORROWER]

By:
Authorized Signer